	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2002-1

	Distribution Number		26
	Beginning Date of Collection Period		1-Apr-04
	End Date of Collection Period		30-Apr-04
	Distribution Date		20-May-04
	Previous Distribution Date		20-Apr-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds		23,982,371.99
	Available Distribution Amount		23,810,026.07
	Principal Collections		21,218,925.42
	Interest Collections (net of servicing fee)		2,591,100.65
	Collections of Interest (net of servicing fee and principal recoveries)		2,590,755.65
	Servicing fee		172,345.92
	Principal recoveries		345.00
	Skip-A-Pay Advance		0.00
	Skip-A-Pay Reimbursement Amount		0.00

	Disbursements		23,982,371.99
	Interest Paid to Certificates		281,474.05
	Principal Paid to Certificates		22,076,929.08
	Equity Certificate		1,451,622.94
	Servicing Fee		172,345.92

	Pool Balance
	Begin Principal Balance		413,630,201.06
	Principal Collections (including repurchases)		21,218,925.42
	Additional Principal Reduction Amount		858,003.66
	End Principal Balance		391,553,271.98

	Collateral Performance
	Cash Yield (% of beginning balance)		8.02%
	Charge off Rate (net of principal recoveries; % of beginning balance)		2.49%
	Net Yield		5.53%

	Delinquent Loans
	30-59 days principal balance of loans		10,515,355.12
	30-59 days number of loans		126
	60-89 days principal balance of loans		2,457,517.77
	60-89 days number of loans		32
	90+ days principal balance of loans		20,520,790.71
	90+ days number of loans		221

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period		-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period		-
	Number of loans purchased or substituted pursuant to 2.04 during the period		17.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period		1,354,840.85
	Number of loans purchased or substituted pursuant to 3.01 during the period		-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period		-
	Substitution Adjustment Amounts		-
	Number outstanding beginning of period		4,986
	Number outstanding end of period		4,763
	Principal balance of REO as of the end of the collection period		5,837,387.66
	Number of loans that went into REO during the collection period		8
	Principal balance of loans that went into REO during the collection period		851,537.28

	Overcollateralization
	Begin OC Amount		191,413,823.01
	OC Release Amount		0.00
	Extra Principal Distribution		-
	End OC Amount		191,413,823.01

	Target OC Amount		191,413,823.01
	Interim OC Amount		191,413,823.01
	Interim OC Deficiency		-

	Monthly Excess Cashflow		1,451,622.94
	Principal Distribution Amount		21,218,925.42
	Principal Collections		21,218,925.42
	OC Release Amount		-

	Other
	Stepdown	No	No
	Trigger Event	No	No
	Event of Default	No	No
	Total Certificate Principal Balance as Percent of Total Original Certificate Balance		19.75%

	Interest Calculations
	1 month LIBOR		1.10000%
	Class A Formula Rate (1-mo. Libor plus 37bps)		1.47000%
	Class A Pass-Through Rate		1.47000%
	Class M Formula Rate (1-mo. Libor plus 82bps)		1.92000%
	Class M Pass-Through Rate		1.92000%
	Available Funds Cap		10.00060%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000		22.054344
	2. Principal Distribution per $1,000		21.785719
	3. Interest Distribution per $1,000		0.268624

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate		1.47000%
	2. Days in Accrual Period		30

	3. Class A Interest Due		241,969.03
	4. Class A Interest Paid		241,969.03
	5. Class A Supplemental Interest Amount Paid		0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP		0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP		0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Certificate Principal Balance, BOP		197,525,742.50
	2. Class A Principal Due		19,623,944.22
	3. Class A Principal Paid		19,623,944.22
	4. Class A Principal Carry Forward Amount Paid		0.00
	5. Class A unpaid Principal Carry Forward Amount		0.00
	6. Class A Certificate Principal Balance, EOP		177,901,798.28

	7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
	8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP		0.4543489

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000		22.136576
	2. Principal Distribution per $1,000		21.785719
	3. Interest Distribution per $1,000		0.350856

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate		1.92000%
	2. Days in Accrual Period		30

	3. Class M Interest Due		39,505.02
	4. Class M Interest Paid		39,505.02
	5. Class M Supplemental Interest Amount Paid		0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP		0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP		0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Certificate Principal Balance, BOP		24,690,635.55
	2. Class M Principal Due		2,452,984.86
	3. Class M Principal Paid		2,452,984.86
	4. Class M Principal Carry Forward Amount Paid		0.00
	5. Class M Unpaid Principal Carry Forward Amount		0.00
	6. Class M Certificate Principal Balance, EOP		22,237,650.69

	7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
	8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP		0.0567934

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of March 15, 2002 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on May 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of May, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer